ARK VENTURE FUND

FORM N-23c-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23c-3

1.	Investment Company Act File Number: 811-23778

Date of Notification: June 6, 2024

2.	Exact name of investment company as specified in registration statement:

ARK VENTURE FUND

3.	Address of principal executive office:

c/o ARK Investment Management LLC
200 Central Ave
Suite 220
St. Petersburg, FL 33701

A.	☒	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Kellen Carter
Kellen Carter
Secretary and Chief Compliance Officer

ARK VENTURE FUND

SHAREHOLDER REPURCHASE OFFER NOTICE

June 6, 2024

Dear ARK Venture Fund Shareholder:

The ARK Venture Fund is a closed-end interval fund offering shares that are not redeemable daily for cash. You can generally only tender shares for repurchase during one of the Fund’s scheduled quarterly repurchase offer periods. To provide shareholders with some liquidity, the Fund has a quarterly share repurchase program to repurchase a portion of its outstanding shares at Net Asset Value (“NAV”) on the Repurchase Pricing Date, as defined in the enclosed Repurchase Offer Terms.

If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action.

Please note that the Fund’s quarterly repurchase offer will begin on June 6, 2024 and end on the Repurchase Request Deadline at the Fund’s close of business, which is the close of business of the New York Stock Exchange (normally at 4:00 p.m. ET) on June 28, 2024.

If you wish to tender any of your shares, you may do so by completing the enclosed Repurchase Request Form and ensuring that it is received in proper form by BNY Mellon Investment Servicing (US) Inc. at bmi.instinquiry@bnymellon.com, the Fund’s transfer agent (the “Transfer Agent”), prior to the Repurchase Request Deadline (as noted above).

Please note that a repurchase of shares by the Fund may be a taxable event; consult your financial adviser or tax adviser for more information.

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

Please refer to the Fund’s Prospectus and the enclosed Repurchase Offer Terms and Repurchase Request Form for additional information. If you have any questions, a service representative is available by calling toll-free 888-511-2347. The enclosed documents apply to the current repurchase offer period, and new documents will be sent in connection with subsequent quarterly repurchase offers.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Regards,

ARK Venture Fund

REPURCHASE OFFER TERMS

1. The Offer. ARK Venture Fund (the “Fund”) is offering to repurchase for cash up to five percent (5%) of the aggregate of its issued and outstanding shares (the “Shares”) on the Repurchase Request Deadline (described below) at a price equal to the respective net asset value (“NAV” or “Net Asset Value”) determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date (described below), upon the terms and conditions set forth in (i) these Repurchase Offer Terms, (ii) the ARK Venture Fund Shareholder Repurchase Offer Notice (the “Repurchase Offer Notice”), (iii) the Fund’s Prospectus, and (iv) the related Repurchase Request Form. Together those documents constitute the “Offer.” The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The purpose of the Offer is to provide some liquidity to shareholders since the Fund is unaware of any secondary market which exists for the Shares. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your broker-dealer, registered investment adviser, financial institution or other institution (“Authorized Institution”), or otherwise by a nominee, such Authorized Institution may charge a transaction fee for submitting a repurchase request for you.

2. Net Asset Value. You must determine whether to tender Shares prior to the Repurchase Request Deadline, but the Net Asset Value at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date. The Net Asset Value may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The Net Asset Value on the Repurchase Request Deadline and the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request. The Fund’s current NAV is available on the Fund’s website at https://ark-ventures.com/. The shares of the Fund are not traded on any organized market or securities exchange. On May 30, 2024, the NAV per share of the Fund’s Shares was $25.78.

3. Repurchase Request Offer Period and Repurchase Request Deadline. This quarter’s Offer begins on June 6, 2024. All tenders of Shares for repurchase must be received in proper form by BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (the “Transfer Agent”), at bmi.instinquiry@bnymellon.com by the Fund’s close of business, which is the close of business of the New York Stock Exchange (“Exchange”) (normally 4:00 p.m., Eastern Time, but the Exchange may close earlier on certain days) on June 28, 2024, (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be strictly observed.

The Fund will not accept any alternative, conditional or contingent tenders for repurchase. All tendering shareholders, by execution of the Repurchase Request Form, waive any right to receive any notice of the acceptance of their tender.

4. Repurchase Pricing Date. The Fund anticipates that the date on which the Fund’s Net Asset Value applicable to the Offer is determined (the “Repurchase Pricing Date”) normally will be the same date as the Repurchase Request Deadline. The Fund, however, may choose to make the Repurchase Pricing Date for the Offer as many as 14 calendar days (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline. If the Fund were to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the Fund’s Net Asset Value (and thus the price that your Repurchase will receive) per share may fluctuate between those dates.

5. Payment for Shares Repurchased. The Fund expects to distribute repurchase proceeds in cash to shareholders between one and three business days and will distribute such repurchase payments no later than seven calendar days after each Repurchase Pricing Date.

6. Repurchase Charge. The Fund does not currently charge a special handling or processing fee for repurchases. Your Authorized Institution may charge a transaction fee in connection with submitting a repurchase request.

7. Increase in Number of Shares Repurchased; Pro Rata Repurchase. If the Offer is oversubscribed such that shareholders tender for repurchase more than the Shares which the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to an additional 2% of the number of Shares outstanding on the Repurchase Request Deadline. If the number of Shares tendered for repurchase exceeds the number of Shares which the Fund is offering to repurchase, including, when applicable, the additional up to 2% of Shares described above, the Fund is required to repurchase the Shares tendered on a pro rata basis, rounded down to the nearest .001 of a Share. There can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own. In the event of an oversubscribed Offer, you may be unable to liquidate some or all of your investment. You may have to wait until a subsequent quarterly repurchase offer and submit a new repurchase request to tender Shares that the Fund was unable to repurchase, and you would be subject to the risk of Net Asset Value fluctuations during that period. There is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. Any subsequent offer may also be oversubscribed. The Fund may accept all Shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

8. Withdrawal or Modification of Number of Shares to be Repurchased. Shares submitted pursuant to the Offer may be withdrawn or you may change the number of Shares submitted for repurchase at any time prior to the Fund’s close of business, which is the close of business of the Exchange (normally 4:00 p.m., Eastern Time, but the Exchange may close earlier on certain days) on the Repurchase Request Deadline. With respect to Shares held directly, shareholders seeking to modify or withdraw their tender of Shares must send to the Transfer Agent, at the address noted in the Repurchase Request Form, a notice of withdrawal or notice of modification, as applicable, that specifies the name of the person withdrawing or modifying a tender of Shares and the number of Shares to be withdrawn or the modified number of Shares to be tendered. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Shares may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding modifications or withdrawals of tenders, you may contact the Transfer Agent, at bmi.instinquiry@bnymellon.com.

9. Suspension or Postponement of Repurchase Offer. The Board of Trustees of the Fund may suspend or postpone this Offer only by a majority vote of the Trustees (including a majority of the disinterested Trustees) and only in the following limited circumstances:

(a)	during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or

(b)	during an emergency that makes it impractical for the Fund to dispose of securities it owns or determine the net asset value of Fund Shares; or

(c)	if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”); or

(d)	during other periods as the Securities and Exchange Commission permits the suspension or postponement of offers by the Fund for the protection of its shareholders.

If the Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

10. Tax Consequences. The following discussion is a general summary of certain federal income tax consequences of the Offer. This summary is based on U.S. federal income tax law as of the date hereof, including the Code, applicable Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below, and the Fund has not obtained, nor does the Fund intend to obtain, a ruling from the IRS or an opinion of counsel with respect to any of the consequences described below. This discussion does not address all aspects of taxation that may apply to shareholders or to specific types of shareholders such as tax-deferred retirement plans and shareholders that are not “United States persons” within the meaning of the Code (a “foreign shareholder”). Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information and should consult their tax advisers regarding the specific tax consequences to them of participating in the Offer, including federal, state, local and foreign tax consequences.

A repurchase of Shares pursuant to the Offer will be treated as a taxable sale or exchange of the Shares for federal income tax purposes if either (a) the tendering shareholder tenders all of its Shares or meets numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the repurchase offer or (b) the tender otherwise results in a “meaningful reduction” of a shareholder’s ownership percentage interest in the Fund, which determination depends on a shareholder’s particular facts and circumstances. The Fund intends to take the position that shareholders tendering Shares will qualify for sale or exchange treatment for federal income tax purposes. It is possible that the IRS could disagree and successfully assert that the repurchase of Shares from any shareholder is properly treated as a distribution rather than as a sale or exchange. If the transaction is treated as a sale or exchange, any gain or loss recognized by a shareholder generally will be capital gain or loss if the Shares tendered are held by the shareholder as a capital asset, as short-term capital gain or loss if such Shares have been held for one year or less, and as long-term capital gain or loss if such Shares have been held for more than one year. Under the “wash sale” rules under the Code, loss recognized on Shares sold pursuant to the repurchase offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within 30 days before or after the date the tendered Shares are purchased pursuant to the Offer and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

If the repurchase of Shares pursuant to the repurchase offer is not treated as a sale or exchange for federal income tax purposes, the amount received upon such repurchase will be treated for federal income tax purposes as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s current or accumulated earnings and profits for the year in which the repurchase occurs. Any balance will be treated as a return of capital to the extent of the shareholder’s tax basis in its Shares and thereafter as capital gain. In the event that a tendering shareholder is deemed to receive a dividend as a result of tendering its Shares, it is possible that shareholders whose percentage ownership of the Fund increases as result of the tender, including shareholders who do not tender any Shares pursuant to the Offer, will be deemed to receive a constructive distribution from the Fund. Such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable disposition of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amount. Shareholders should consult their tax advisors regarding the applicability of the Medicate tax to their sale of Shares pursuant to the Offer.

Foreign Shareholders. Subject to the discussions below with respect to backup withholding and FATCA (as defined below), if the repurchase of a foreign shareholder’s Shares pursuant to the Offer is treated as a sale or exchange of such Shares, a foreign shareholder generally will not be subject to U.S. federal income tax on gains (and will not be allowed a deduction for losses) realized on such repurchase unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the repurchase and certain other conditions are met.

If the repurchase of a foreign shareholder’s Shares pursuant to the Offer is treated as a distribution with respect to such Shares, the portion of the distribution that constitutes a dividend generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate), unless an exemption is available and the Fund elects to apply such an exemption. Such exemptions are described further in the Statement of Additional Information.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding described below, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or Form W-8BEN-E, or substitute form).

Foreign shareholders should consult their tax advisers and, if holding Shares through Authorized Institutions, their Authorized Institutions, concerning the application of these rules to the Offer.

FATCA. Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of ordinary dividends the Fund pays (or is deemed to pay) to that shareholder. The IRS and the Department of Treasury have issued proposed regulations providing that gross proceeds the Fund pays to a shareholder for a share repurchase treated as a sale or exchange will not be subject to FATCA withholding. If an amount paid (or deemed paid) by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to foreign shareholders. Each foreign shareholder is urged to consult its tax adviser regarding the applicability of FATCA.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and proceeds from a repurchase paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income or (iii) who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Other Tax Consequences. The Fund’s purchase of Shares in the Offer may directly result in, or contribute to a subsequent, limitation on the Fund’s ability to use capital loss carryforwards to offset future capital gains. Therefore, in certain circumstances, shareholders who remain shareholders following completion of the Offer may incur taxes sooner or incur more taxes associated with their investment in the Fund, than they would have had the Offer not occurred.

Payments for repurchased Shares may require the Fund to liquidate all or a portion of its portfolio holdings. Such action could give rise to increased taxable distributions to shareholders, including distributions of ordinary income or short-term capital gains taxable to individuals as ordinary income.

Transfer Taxes. The Fund will pay all share transfer taxes, if any, payable on the transfer to it of Shares repurchased pursuant to the Offer. If, however, (a) payment of the repurchase price is to be made to any person other than the registered owner(s), or (b) (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of any person other than the registered owner(s), then the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the repurchase price by the Transfer Agent unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

11. Documents in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, whose determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Shares which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in tender of any particular Shares or any particular shareholder, and the Fund’s interpretations of the terms and conditions of the Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tendered Shares will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund. None of the Fund, ARK Investment Management LLC, BNY Mellon Investment Servicing (US) Inc., or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. The Fund and BNY Mellon Investment Servicing (US) Inc. will not be liable for any loss incurred in the event that the Fund accepts unauthorized repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein, in the Repurchase Offer Notice, in the Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, visit https://ark-ventures.com/funds/arkvx/, or write to the Fund at ARK Investment Management LLC, 200 Central Ave., St. Petersburg, Florida 33701 and/or call toll-free 888-511-2347 or contact your Authorized Institution or financial adviser.

Dated: June 6, 2024

ARK VENTURE FUND

REPURCHASE REQUEST FORM

This Repurchase Request Form (together with all other required documents) must be received by the Transfer Agent on or before the Repurchase Request Deadline as stated in the Repurchase Offer Notice and Repurchase Offer Terms.

SECTION 1: SHAREHOLDER INFORMATION

Fund Account No.:
Shareholder Information (please fill in exactly as listed on your account statement)

Name of Registered Shareholder:

Street Address:

City, State & Zip:

Social Security/Tax Identification No.:	Daytime Phone Number of Registered Owner:

PLEASE CHECK NEXT TO THE PREFERRED OPTION

Option A:          (ALL) I hereby tender ALL of my Shares of the Fund.

Option B:          (Partial tender) I hereby tender            Shares of the Fund.

Option C:           (Dollars) I hereby tender that number of Shares of the Fund necessary to receive $            from the Fund.

Send proceeds to (check one):	Check to Address of Record see requirements in section 3(D)(i)
Account Wire Instructions

PLEASE NOTE:

1.	A TENDER REQUEST THAT DOES NOT SPECIFY ALL, A NUMBER OF SHARES OR AN AMOUNT OF DOLLARS WILL BE REJECTED.

2.	Alterations to this form are prohibited and the request will be rejected.

3.	To prevent backup withholding please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for Non-U.S. shareholders) has been previously submitted.

4.	Additional legal or other documentation or information may be required. Please contact the Fund at ARK Investment Management LLC, 200 Central Ave., St. Petersburg, Florida 33701, or by calling toll-free 888-511-2347.

SECTION 2: SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS

To be completed ONLY if any checks or wires are to be sent to someone other than the registered holder of the Shares tendered herewith AND/OR any checks are to be sent to an address other than the registered address of the registered owner of the Shares shown above in Section 1.

Check Information		Domestic Bank Wire Information

Mailing: If you would like the check mailed to an address other than the account registration, please provide the following:		Wire Proceeds To: ☐ Checking ☐ Savings
Name(s):		Bank Name:
(Please Print)
Address:
Address:

(City, State & Zip Code)
(City, State & Zip Code)

ABA Routing No.:

Account No.:

Bank Account Registration:

(Name)

Please attach a voided check or deposit slip.

A MEDALLION SIGNATURE GUARANTEE MUST BE COMPLETED IN SECTION 3 OF THIS

REPURCHASE REQUEST FORM IF THIS SECTION 2 IS COMPLETED.

A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

SECTION 3: SIGNATURES

A.	By signing this Repurchase Request Form, you represent that you have read the Repurchase Offer Notice, Repurchase Offer Terms, the Fund’s Prospectus, and the Repurchase Request Form, which together constitute the terms and conditions of the Offer.

B.	The undersigned hereby tenders to the ARK Venture Fund (the “Fund”), the common shares of beneficial interest of the Fund described above in Section 1, at a price equal to the respective net asset value per Share determined as of the Repurchase Pricing Date (as described in the Repurchase Offer Terms), upon the terms and conditions set forth in the Repurchase Offer Notice, the Repurchase Offer Terms and the Fund’s Prospectus, the receipt of which is hereby acknowledged, and in this Repurchase Request Form (which together constitute the “Offer”).

C.	This Repurchase Request Form must be signed by the registered owner(s) of the Shares tendered hereby or by the person(s) authorized to become the registered owner(s) by documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, set forth the name and full title of such authorized signor and include the required additional legal documentation regarding the authority of the signor. If the Shares are held of record by two or more joint owners, each such owner must sign this Repurchase Request Form. For questions regarding appropriate documentation, please contact the Fund at ARK Investment Management LLC, 200 Central Ave., St. Petersburg, Florida 33701, or by calling toll-free 888-511-2347.

D.	Your signature MUST be medallion signature guaranteed and you MUST complete the Medallion signature guarantee in this Section 3 if (i) the value of the Shares tendered herewith pursuant to the Offer is greater than $50,000 and the proceeds of which will be paid by check, or (ii) you have completed Section 2 of this Repurchase Request Form. For information as to what constitutes an acceptable guarantee contact the Fund at ARK Investment Management LLC, 200 Central Ave., St. Petersburg, Florida 33701, or by calling toll-free 888-511-2347.

Signature(s) of Owner(s) Exactly as Registered	MEDALLION SIGNATURE GUARANTEE
Date: / /

Signature(s) of Owner(s) Exactly as Registered
Date: / /	(Affix signature guarantee stamp above if required)

IF YOUR SHARES ARE HELD IN YOUR OWN NAME, SEND TO THE ADDRESS BELOW.

FOR ADDITIONAL INFORMATION CONTACT

BNY Mellon Investment Servicing (US) Inc

at bmi.instinquiry@bnymellon.com .

Delivery to an address other than that shown below does not constitute valid delivery. Please allot sufficient time for delivery.

Repurchase requests not received by the Fund by the Repurchase Request Deadline will not be processed.

For email at: bmi.instinquiry@bnymellon.com

BNY Mellon Investment Servicing (US) Inc

Subject: ARK Venture Fund Repurchase Offer